                                                                    Exhibit 23.1

                              ACCOUNTANTS' CONSENT

The Board of Directors
Aether Systems, Inc.


We consent to the use of our reports incorporated by reference herein and to the reference to our Firm under the heading "Experts" in the prospectus.

                                                        /s/ KPMG LLP


McLean, Virginia
April 13, 2001